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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           EXCHANGE APPLICATIONS, INC.

             (Exact name of registrant as specified in its charter)


             DELAWARE                                            04-3338916
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(State of incorporation or organization)                      (I.R.S. Employer
                                                             Identification No.)

89 South Street, Boston, Massachusetts                              02111
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(Address of principal executive offices)                          (Zip Code)


    If this Form relates to the            If this Form relates to the
    registration of a class of debt        registration of a class of debt
    securities and is effective upon       securities and is to become effective
    filing pursuant to General             simultaneously with the
    Instruction A(c)(1) please check       effectiveness of a concurrent
    the following box.  [ ]                registration statement under the
                                           Securities Act of 1933 pursuant to
                                           General Instruction A(c)(2) please
                                           check the following box.  [ ]

Securities Act registration statement file number to which this form relates: 333-59613

Securities to be registered pursuant to Section 12(b) of the Act:

  Title of Each Class of                         Name of Each Exchange on Which
Securities to be Registered                      Each Class is to be Registered
---------------------------                      ------------------------------

                                      None.

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
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                                (Title of Class)



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT




ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED


         The information required by Item 202 of Regulation S-K is included under the heading "Description of Capital Stock" in the form of prospectus included in the Registrant's Registration Statement on Form S-1, File No. 333-59613, as amended, including any form of the prospectus contained therein subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Registration Statement"), which shall be deemed to be and is hereby incorporated herein by reference.




ITEM 2.  EXHIBITS

     1. The Amended and Restated Certificate of Incorporation of the Registrant, which was filed as Exhibit 3.1 to the Registration Statement and is incorporated herein by reference.

     2.   The Amended and Restated By-laws of the Registrant, which was filed as
Exhibit 3.2 to the Registration Statement and is incorporated herein by reference.

     3. A specimen copy of the certificate representing shares of the Registrant's Common Stock, which will be filed by amendment as Exhibit 4.1 to the Registration Statement and is incorporated herein by reference.






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                                    SIGNATURE


     Pursuant to the Requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                   EXCHANGE APPLICATIONS, INC.



                                   By: /s/ John G. O'Brien
                                       -----------------------------------------
                                       Name: John G. O'Brien
                                       Title: Vice President, Chief Financial
                                              Officer, Treasurer and Secretary



DATED: July 23, 1998